UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report

August 14, 2003

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14798 (Commission File Number)	11-3500746 (IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida (Address of principal executive offices)		33127 (Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1     Press Release dated August 14, 2003.

Item 12. Results of Operations and Financial Condition.

On August 14, 2003, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Mark Deutsch

Mark Deutsch Vice President—Finance and Chief Financial Officer

Dated: August 14, 2003

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 14, 2003.